Commitments and Contingencies - Schedule of Future Minimum Rental Payments Required Under Non-cancelable Operating Leases (Detail) - USD ($) $ in Thousands	Oct. 31, 2015	Jan. 31, 2015
Operating leases, future minimum payments due, fiscal year maturity
January 30, 2016		$ 34,334
January 28, 2017		33,297
February 3, 2018		31,622
February 2, 2019		29,177
February 1, 2020		24,264
Thereafter		69,666
Total minimum lease payments	$ 30,600	$ 222,360